UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 19, 2012

WD-40 COMPANY

(Exact Name of Registrant as specified in its charter)

Delaware	000-06936	95-1797918
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1061 Cudahy Place, San Diego, California 92110

(Address of principal executive offices, with zip code)

(619) 275-1400

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On and effective June 19, 2012, the Board of Directors (the “Board”) of the Company amended and restated the Company’s Bylaws (the “Bylaws” and, as amended and restated, the “Amended Bylaws”). The following is a brief summary of the material changes effected by adoption of the Amended Bylaws, which is qualified in its entirety by reference to the Amended Bylaws filed as Exhibit 3(a) hereto.

1) The Amended Bylaws have added required procedures for stockholders to request that the Board fix a record date for action to be taken by written consent. Accordingly, in order to determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date which shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board. Any stockholder of record seeking to take corporate action by written consent shall properly make a written request to the Board to fix a record date, and the Board shall promptly, and in all events within 10 days after the date on which such a request is received, adopt a resolution fixing the record date which must be within 10 days of the Board’s action. If no record date has been fixed by the Board within ten days of receipt of a valid request by a stockholder and provided that no prior action by the Board is required pursuant to applicable law, the record date shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company as provided for in the Amended Bylaws. On the other hand, if prior action of the Board is required pursuant to applicable law and if no record date as otherwise been fixed by the Board as provided for above, the record date shall be the close of business on the date on which the Board adopts the resolution taking such prior action.

2) The Amended Bylaws added certain advance notice and other requirements for stockholders to propose director nominations or other business to be brought before an annual meeting of stockholders, which requirements include, among other things, the following:

(a) stockholder proposals must be brought by stockholders who are stockholders of record as of the date of the delivery of the required notice and as of the record date for the determination of stockholders entitled to notice of and to vote at an annual meeting;

(b) where an annual meeting is called for a date that is more than 25 days (as compared to 30 days provided for in the preceding Bylaws) before or after the first anniversary of the preceding year’s annual meeting, advance notice from a stockholder to properly bring business before an annual meeting or to nominate a director must be received at the principal executive offices of the Company, not later than the close of business on the 10th day (as compared to the 15th day in the preceding Bylaws) following the day on which notice of the date of the annual meeting was mailed or publicly disclosed, whichever first occurs;

(c) no public announcement by the Company of an adjustment or postponement of an annual meeting will commence or extend a new time period for the giving of the required advance notice by any stockholder;

(d) in addition to the information specified in the Company’s preceding Bylaws, a stockholder’s advance notice with respect to any stockholder proposals and director nominations at annual meetings shall set forth:

(i) the class and number of all shares of stock of the Company owned beneficially or of record by the such or any affiliates or associates of such stockholder;

(ii) the text of the proposal (including the text of any resolutions or amendments to the Amended Bylaws proposed for consideration);

(iii) any material interest in such business of such stockholder and the beneficial owners, if any, on whose behalf the proposal is made;

(iv) the name of each nominee holder of all shares held beneficially but not of record by any identified beneficial owner and such beneficial owner’s affiliates or associates and the number of shares held by each nominee;

(v) specified information relating to the interests of the stockholder and any indentified beneficial owners and their affiliates and associates in derivatives, hedges and other economic and voting interests with respect to stock of the Company and information relating to any agreements among such persons with respect to the proposed business or proposed nominees for election as directors;

(vi) a representation that the stockholder is a stockholder of record entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to bring the proposed business or nomination before the meeting;

(vii) a representation whether the stockholder intends or is part of a group that intends to deliver a proxy statement and/or form of proxy to stockholders or to solicit proxies or votes from stockholders in support of the proposal or nominees for election as directors; and

(viii) any other information relating to the stockholder and any indentified beneficial owners and their affiliates and associates that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies by such person with respect to the proposed business or the election of directors, or that may otherwise be required, pursuant to Section 14 of the Securities Exchange Act of 1934 (the “1934 Act”).

(e) in addition to the information specified in the Company’s preceding Bylaws, a stockholder’s advance notice with respect to director nominations, shall set forth the following information about each proposed nominee for election as a director:

(i) the class and number of all shares of stock of the Company which are owned beneficially or of record by such person and by any affiliates or associates of such person;

(ii) the name of each nominee holder of all shares held beneficially but not of record by such person and such person’s affiliates or associates and the number of shares held by each nominee;

(iii) specified information relating to the interests of such person and such person’s affiliates and associates in derivatives, hedges and other economic and voting interests with respect to stock of the Company; and

(iv) a proposed director nominee may be required to furnish other information as the Company may reasonably require to determine the eligibility of the proposed nominee to serve as a director of the Company in addition to the information explicitly required in the Amended Bylaws;

(f) the stockholder proposing director nominations or other business to be considered at an annual meeting is required to update and supplement the required notice so that the information provided will be true and correct as of the record date for the meeting, and such update or supplement must be received by the Secretary at the principal executive offices of the Company not later than 5 business days after the record date;

(g) unless otherwise required by law, any director nomination or other proposed business shall not be made or transacted if the stockholder (or a qualified representative of the stockholder) does not appear at the meeting to present the director nominee or other proposed business; and

(h) the advance notice provisions of the Amended Bylaws are intended to apply to all stockholder proposals and director nominations that are to be presented at a stockholder meeting but they do not affect the rights of stockholders to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 promulgated under the 1934 Act.

3) The Amended Bylaws added certain rules providing for the conduct of business at any stockholder meeting, including, without limitation: (i) the establishment of an agenda or order of business for the meeting; (ii) the determination of when the polls shall open and close; (iii) the maintenance of order at the meeting and the safety of those present; (iv) limitations on permitted attendance at or participation in the meeting; (v) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (vi) limitations on the time allotted to questions or comments by participants. The chairman and secretary of any meeting of the stockholders shall have the right and authority to prescribe such rules, regulations and procedures for the meeting as they may consider appropriate for the conduct of the meeting.

4) Other substantive changes included in the Amended Bylaws are (i) that members of a committee of the Board must meet any qualification requirements imposed by applicable law or the rules of a securities exchange or quotation system; (ii) that the shares of the Company shall be represented by a certificate unless and until the Board adopts a resolution permitting shares to be uncertificated; and (iii) requirements and procedures for the transfer of certificated and uncertificated shares of the Company’s stock.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

3(a)	Amended and Restated Bylaws of WD-40 Company dated June 19, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WD-40 Company (Registrant)

Date: June 25, 2012	/s/ JAY W. REMBOLT
Jay W. Rembolt
Vice President and Chief Financial Officer (Principal Financial Officer)